Exhibit 20.1

CNH Wholesale Master Note Trust
Wholesale Asset Backed Notes, Series 2003-2
Monthly Servicing Report

Collection Period 33
Settlement Period Begin Date 6/1/2006
Settlement Period End Date 6/30/2006
Distribution Date 7/17/2006

Portfolio Information	End Of Period	Beginning Of Period

1. Balances
Pool Balance	2,818,540,122.92	2,741,713,819.76
Adjusted Pool Balance	2,776,262,021.08	2,700,588,112.46
Required Pool Balance	2,699,958,173.34	2,700,582,160.18

Trust Available Subordinated Amount	269,333,333.34	280,657,320.18
Required Subordinated Amount	269,333,333.34	280,657,320.18
Incremental Subordinated Amount	48,062,524.41	43,489,702.31
Transferor Amount	782,960,318.11	569,512,654.16

2. Portfolio Composition
Top 3 dealers
0-90 days past due (0 = current)	293,031,280.63	273,321,841.77
91+ day past due receivable balance	10,095.00	0.00
Total	293,041,375.63	273,321,841.77
Rest of the dealers
0-90 days past due (0 = current)	130,445,042.21	123,370,265.00
91+ day past due receivable balance	514.93	5,045.54
Total	130,445,557.14	123,375,310.54
Used Equipment
0-90 days past due (0 = current)	373,620,956.18	356,705,764.67
91+ day past due receivable balance	3,290,415.86	2,264,753.62
Total	376,911,372.04	358,970,518.29
Rental Equipment
0-90 days past due (0 = current)	395,710,989.36	338,652,586.01
91+ day past due receivable balance	187,219.68	140,681.66
Total	395,898,209.04	338,793,267.67

3. Overconcentrations
Dealer Overconcentration Amount due to 2.25% limit on top 3 dealers	129,694,714.20	112,439,827.40
Dealer Overconcentration Amount due to 2.00% limit on the rest of the dealers	0.00	0.00
Used Equipment Overconcentration Amount (40% limit)	0.00	0.00
Rental Overconcentration Amount due to 12% limit on rental receivables	57,673,394.29	9,787,609.30

4. Ineligible Receivables
Ineligible Receivables (excluding Overconcentration amounts)	0.00	0.00
Aggregate Amount of Ineligible Receivables re-assigned to the transferor	0.00	0.00

Current Month Activity

1. Trust Principal Receivables
Aggregate Principal Collections	600,725,785.14
New Principal Receivables	706,919,309.72
Receivables Added for Additional Accounts	457,588.78
Net Loss	345,600.48
Monthly Dilution Amount	69,431,036.30
Principal Recoveries	0.00

2. Principal Collections
Aggregate Principal Collections	600,725,785.14
Reallocated Yield Amount	9,010,886.78
Series Allocable Principal Collections	591,714,898.36
Principal Allocation Percentage of Series Allocable Principal Collections	94.73%

3. Non-principal Collections
Interest Collections	21,109,829.76
Reallocated Yield Amount	9,010,886.78
Series Allocable Interest Collections	30,120,716.54
Floating Allocation Percentage of Series Allocable Interest Collections	87.70%

4. Investment Proceeds
Collection Account Investment Earnings	9,473.82
Reserve Account Investment Earnings	146,821.67
Principal Funding Account Investment Earnings	376,063.47
Interest Funding Account Investment Earnings	41,289.46
Excess Funding Account Investment Earnings	0.00
Aggregate Investment Proceeds	573,648.42

5. Miscellaneous Payments to the issuer
Adjustment Payment	0.00
Transferor Deposit Amount	0.00

Portfolio Performance

1. Portfolio Aging
Current	2,797,414,279.74
1-30 days past due	11,837,870.68
31-60 days past due	1,026,154.07
61-90 days past due	1,815,977.86
91-120 days past due	1,538,387.73
120+ days past due Total	4,907,452.84
	2,818,540,122.92
2. Sold Out of Trust
0-90 days past due (0 = current)	2,778,536.42
91+ day past due receivable balance	0.00
Total	2,778,536.42

CNH Wholesale Master Note Trust
Wholesale Asset Backed Notes, Series 2005-1
Monthly Servicing Report

Collection Period 33

Settlement Period Begin Date 6/1/2006

Settlement Period End Date 6/30/2006

Distribution Date 7/17/2006

Portfolio Information	End Of Period	Beginning Of Period

1. Balances
Pool Balance	2,818,540,122.92	2,741,713,819.76
Adjusted Pool Balance	2,776,262,021.08	2,700,588,112.46
Required Pool Balance	2,699,958,173.34	2,700,582,160.18
Trust Available Subordinated Amount	269,333,333.34	280,657,320.18
Required Subordinated Amount	269,333,333.34	280,657,320.18
Incremental Subordinated Amount	48,062,524.41	43,489,702.31
Transferor Amount	782,960,318.11	569,512,654.16

2. Portfolio Composition
Top dealer
0-90 days past due (0 = current)	179,330,036.89	168,558,538.47
91+ day past due receivable balance	0.00	0.00
Total	179,330,036.89	168,558,538.47
Next 2 dealers
0-90 days past due (0 = current)	113,701,243.74	104,763,303.30
91+ day past due receivable balance	0.00	0.00
Total	113,701,243.74	104,763,303.30
Rest of the dealers
0-90 days past due (0 = current)	130,445,042.21	123,370,265.00
91+ day past due receivable balance	514.93	5,045.54
Total	130,445,557.14	123,375,310.54
Used Equipment
0-90 days past due (0 = current)	373,620,956.18	356,705,764.67
91+ day past due receivable balance	3,290,415.86	2,264,753.62
Total	376,911,372.04	358,970,518.29
Rental Equipment
0-90 days past due (0 = current)	395,710,989.36	338,652,586.01
91+ day past due receivable balance	187,219.68	140,681.66
Total	395,898,209.04	338,793,267.67

3. Overconcentrations
Dealer Overconcentration Amount due to 4.5% limit on the top dealer	52,495,731.36	45,181,416.58
Dealer Overconcentration Amount due to 2.25% limit on the following 2 dealers	13,781,830.07	5,569,849.88
Dealer Overconcentration Amount due to 2.00% limit on the rest of the dealers	0.00	0.00
Used Equipment Overconcentration Amount (30% limit)	0.00	0.00
Rental Overconcentration Amount due to 15% limit on rental receivables	0.00	0.00

4. Ineligible Receivables
Ineligible Receivables (excluding Overconcentration amounts)	0.00	0.00
Aggregate Amount of Ineligible Receivables re-assigned to the transferor	0.00	0.00

Current Month Activity

1. Trust Principal Receivables
Aggregate Principal Collections	600,725,785.14
New Principal Receivables	706,919,309.72
Receivables Added for Additional Accounts	457,588.78
Net Loss	345,600.48
Monthly Dilution Amount	69,431,036.30
Principal Recoveries	0.00

2. Principal Collections
Aggregate Principal Collections	600,725,785.14
Reallocated Yield Amount	9,010,886.78
Series Allocable Principal Collections	591,714,898.36
Principal Allocation Percentage of Series Allocable Principal Collections	94.73%

3. Non-principal Collections
Interest Collections	21,109,829.76
Reallocated Yield Amount	9,010,886.78
Series Allocable Interest Collections	30,120,716.54
Floating Allocation Percentage of Series Allocable Interest Collections	87.70%

4. Investment Proceeds
Collection Account Investment Earnings	9,473.82
Reserve Account Investment Earnings	146,821.67
Principal Funding Account Investment Earnings	376,063.47
Interest Funding Account Investment Earnings	41,289.46
Excess Funding Account Investment Earnings	0.00
Aggregate Investment Proceeds	573,648.42

5. Miscellaneous Payments to the issuer
Adjustment Payment	0.00
Transferor Deposit Amount	0.00

Portfolio Performance

1. Portfolio Aging
Current	2,797,414,279.74
1-30 days past due	11,837,870.68
31-60 days past due	1,026,154.07
61-90 days past due	1,815,977.86
91-120 days past due	1,538,387.73
120+ days past due Total	4,907,452.84
	2,818,540,122.92
2. Sold Out of Trust
0-90 days past due (0 = current)	2,778,536.42
91+ day past due receivable balance	0.00
Total	2,778,536.42

CNH Wholesale Master Note Trust
Wholesale Asset Backed Notes
Monthly Servicing Report

Collection Period 33
Settlement Period Begin Date 6/1/2006
Settlement Period End Date 6/30/2006
Distribution Date 7/17/2006

Early Amortization Events

1. Failure by the Servicer to :
a. Make a payment or deposit required by the TSA(1).	N
b. To deliver a Payment Date Statement on the date required under the TSA(1)	N
c. To comply with its agreement not to create a lien on a receivable.	N
d. To observe other agreements in the TSA(1)	N
2. Material breach of certain representations, warranties or covenants not cured within 60 days	N
3. Occurrence of an Insolvency Event relating to CNH Global N.V., Case, LLC or New Holland North America, Inc.	N
4. Failure to convey Receivables in Additional Accounts with 5 business days.	N

5. Available Subordinated Amount less than Required Subordination amount provided that reductions in Available Subordinated Amount used to pay interest due to LIBOR being equal to or greater than PRIME for 30 consecutive days.

N
6. Servicer Default.	N
7. Issuer becomes an ‘Investment Company’.	N
8. Events of Default under the indenture
a. Issuer’s failure to pay interest on any note for 35 days.	N
b. Issuer’s failure to pay the stated principal amount by its legal final maturity date.	N
c. Issuer becomes bankrupt.	N

Is the Transferor Amount less than than the Trust Available Subordination Amount?	N
Is the Adjusted Pool Balance less than the Required Pool Balance?	N
Is the balance in the Excess Funding Account greater than 30% of Adjusted Pool	N
Balance in the last 3 consecutive collection periods?
Is the 3 month average of the Monthly Payment Rate less than 14%?	N

Early Amortization Event Triggered	N

* Borrowers assign to the originator their right to receive cash discounts due from the manufacturer. Servicer applies these cash discounts when received in reduction of the principal amount of the related Receivables. Effective with the May 15, 2006 Servicer Report, amounts so received and applied by the Servicer are being reported as Principal Collections. For the calander month of June, 2006, these amounts totaled $40,409,415.36.

Reconciliation

1. Reconciliation Of Collection Account
Transfers Into Collection Account
Principal Collections	600,725,785.14
Interest Collections	21,109,829.76
Principal Recoveries	0.00
Reserve Account Draw	0.00
Reserve Account deposits due to VFN Draws	350,000.00
Excess Funding Account Draw	0.00
Principal Funding Account Draw	0.00
Investment Proceeds	573,648.42
Available Subordinated Amount Draws	0.00
Adjustment Payment	0.00
Transferor Deposit Amount	0.00
Proceeds from 2005 series	0.00
Total Transfers into Collection Account	622,759,263.32
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	10,502,341.03
Principal Paid	0.00
Commitment Fees Paid	1,183.00
Claims for Application Paid	0.00
Reserve Account Deposit Amount	350,000.00
Excess Funding Account Deposit	0.00
Principal Funding Account Deposit	173,870,666.67
Backup Servicing Fees Paid	34,271.42
Servicing Fees	1,739,784.44
To CNH	436,261,016.76
Total Transfers from Collection Account	622,759,263.32
Difference	0.00

2. Reconciliation of Excess Funding Account
Beginning Balance of Excess Funding Account	0.00
Transfers Into Excess Funding Account
Additions in connection with a reduction in Receivables	0.00
Additions in connection with a reduction in Available Subordination Amount	0.00
Excess Funding Account Investment Income	0.00
Total Transfers into Excess Funding Account	0.00
Distributions From Excess Funding Account
Transfer of Investment Income to Collection Account	0.00
Transfers to Principal Funding Account	0.00
Transfers to Residual Holder	0.00
Total Transfers from Excess Funding Account	0.00
Ending Balance	0.00

(1)                Transfer and Servicing Agreement

CNH Wholesale Master Note Trust
Wholesale Asset Backed Notes, Series 2003-2
Monthly Servicer Report

Collection Period 33
Settlement Period Begin Date 6/1/2006
Settlement Period End Date 6/30/2006
Distribution Date 7/17/2006

Period	Accumulation Period

	Orig. Balance	Current Balance	Coupon	Interest Paid	Principal Paid
A	485,787,000.00	485,787,000.00	5.49875%	2,374,418.90	0.00
B	35,825,000.00	35,825,000.00	6.19875%	197,395.75	0.00

Allocation Percentages
Floating Allocation Percentage	15.11%
Principal Allocation Percentage	22.14%

Required Payments
Series 2003-2 Monthly Interest & Interest Shortfall	2,571,814.65
Monthly Servicing Fee	289,784.44
Monthly Backup Servicing Fee	5,904.98
Controlled Accumulation Amount	173,870,666.67
Total Required Payments	176,738,170.74

Series 2003-2 Share of Available Funds
Interest Collections	4,552,859.68
Principal Collections	131,029,111.20
Reserve Account Investment Proceeds	21,007.75
Principal Funding Account Investment Proceeds	376,063.47
Interest Funding Account Investment Proceeds	1,444.44
Reserve Account Draw Amount	0.00
Subordinated Draw Amount	0.00
Draws from the Series Share of the Excess Funding Account	0.00
Excess Interest Collections from Other Series	0.00
Excess principal Collections from Other Series	42,789,333.08
Draws from Principal Funding Account	0.00
Total Available Funds	178,769,819.61

Current Period Payments
Series 2003-2Monthly Interest and Past Interest Shortfall	2,571,814.65
Servicing Fee	289,784.44
Reimbursement of Chargeoffs & Monthly Dilution	52,222.39
Controlled Deposit Amount	173,870,666.67
Principal Paid	0.00
Reserve Account Deposit Amount	0.00
Reinstate reductions in Series 2003-2 Available Subordinated Amount	0.00
Reinstate reductions in Collateral Amount	0.00
Backup Servicing Fees Paid	5,904.98
Excess Interest Collections made available to other series	2,031,648.87
Excess Principal Collections made available to other series	0.00
Total Payments	178,822,042.00

Current Period Interest Shortfall
Series 2003-1Monthly Interest Shortfall	0.00
Servicing Fee Shortfall	0.00
Backup Servicing Fee Shortfall	0.00
Controlled Deposit Amount Shortfall	0.00

Collateral Amount
Beginning Collateral Amount	347,741,333.33
Reductions to Collateral Amount	0.00
Reinstatements due to previous reductions	0.00
Ending Collateral Amount	173,870,666.67

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	52,222.39
Reimbursement of Chargeoffs & Monthly Dilution	52,222.39
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	173,870,666.67
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	131,081,333.58
Principal Funding Account Investment Income	376,063.47
Total transfers into the Principal Funding Account	131,457,397.05

Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	376,063.47
Principal payment to Noteholders	0.00
Total Transfers from Principal Funding Account	376,063.47
Ending Balance	347,741,333.33

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	5,216,120.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	21,007.75
Total Transfers into Reserve Fund	21,007.75

Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	21,007.75
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	21,007.75
Ending Balance	5,216,120.00

Reconciliation Of Collection Account for Series 2003-2
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	135,980,486.53
Investor Default Amount (included in transfer of daily noteholder collections)	52,222.39
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	0.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	42,789,333.08
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	178,822,042.00
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	2,571,814.65
Chargeoff reimbursements	52,222.39
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	173,870,666.67
Principal Paid to Noteholders	0.00
Servicing Fees	289,784.44
Backup Servicing Fees	5,904.98
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	2,031,648.87
Total Transfers from Collection Account	178,822,042.00
Difference	0.00

CNH Wholesale Master Note Trust
Wholesale Asset Backed Notes, Series 2005-1
Monthly Servicer Report

Collection Period 12
Settlement Period Begin Date 6/1/2006
Settlement Period End Date 6/30/2006
Distribution Date 7/17/2006

Period	Revolving Period

	Orig. Balance	Current Balance	Coupon	Interest Paid	Principal Paid
A	698,489,000.00	698,489,000.00	5.30875%	3,296,091.98	0.00
B	51,511,000.00	51,511,000.00	5.59875%	256,353.08	0.00

Allocation Percentages
Floating Allocation Percentage	31.09%
Principal Allocation Percentage	31.09%

Required Payments
Series 2005-1 Monthly Interest & Interest Shortfall	3,552,445.06
Monthly Backup Servicing Fee	12,150.18
Monthly Servicing Fee	625,000.00
Controlled Accumulation Amount	0.00
Total Required Payments	4,189,595.23

Series 2005-1 Share of Available Funds
Interest Collections	9,368,040.79
Principal Collections	183,975,250.03
Reserve Account Investment Proceeds	60,907.50
Principal Funding Account Investment Proceeds	0.00
Interest Funding Account Investment Proceeds	20,338.37
Reserve Account Draw Amount	0.00
Subordinated Draw Amount	0.00
Draws from the Series Share of the Excess Funding Account	0.00
Excess Interest Collections from Other Series	0.00
Excess principal Collections from Other Series	0.00
Draws from Principal Funding Account	0.00
Total Available Funds	193,424,536.69

Current Period Payments
Series 2005-1 Monthly Interest and Past Interest Shortfall	3,552,445.06
Monthly Backup Servicing Fee	12,150.18
Monthly Servicing Fee	625,000.00
Reimbursement of Chargeoffs & Monthly Dilution	107,453.67
Controlled Deposit Amount	0.00
Principal Paid	0.00
Reserve Account Deposit Amount	0.00
Reinstate reductions in Series 2005-1 Available Subordinated Amount	0.00
Reinstate reductions in Collateral Amount	0.00
Excess Interest Collections made available to other series	5,152,237.76
Excess Principal Collections made available to other series	184,082,703.69
Total Payments	193,531,990.35

Current Period Interest Shortfall
Series 2003-1 Monthly Interest Shortfall	0.00
Backup Servicing Fee Shortfall	0.00
Servicing Fee Shortfall	0.00
Controlled Deposit Amount Shortfall	0.00

Collateral Amount
Beginning Collateral Amount	750,000,000.00
Reductions to Collateral Amount	0.00
Reinstatements due to previous reductions	0.00
Ending Collateral Amount	750,000,000.00

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	107,453.67
Reimbursement of Chargeoffs & Monthly Dilution	107,453.67
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	0.00
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	0.00
Principal Funding Account Investment Income	0.00
Total transfers into the Principal Funding Account	0.00

Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	0.00
Principal payment to Noteholders	0.00
Total Transfers from Principal Funding Account	0.00
Ending Balance	0.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	15,000,000.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	60,907.50
Total Transfers into Reserve Fund	60,907.50

Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	60,907.50
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	60,907.50
Ending Balance	15,000,000.00

Reconciliation Of Collection Account for Series 2005-1
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	193,424,536.69
Investor Default Amount (included in transfer of daily noteholder collections)	107,453.67
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	0.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	0.00
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	193,531,990.35
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	3,552,445.06
Chargeoff reimbursements	107,453.67
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	0.00
Principal Paid to Noteholders	0.00
Backup Servicing Fees	12,150.18
Servicing Fees	625,000.00
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	189,234,941.45
Total Transfers from Collection Account	193,531,990.35
Difference	0.00